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                                                                    EXHIBIT 23.3

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

We hereby consent to the use in this Registration Statement on Form S-1 of our report dated January 25, 2003 relating to the financial statements of Financial Services Division of ALLTEL Information Services, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
Little Rock, AR
May 21, 2004